                                                                 Exhibit 10.10.2

                               SECOND AMENDMENT TO

                              EMPLOYMENT AGREEMENT

          This Second Amendment to Employment Agreement (the "Second Amendment") is made and entered into as of January 1, 1998, by and between KENNEDY-WILSON, INC., a Delaware corporation, with its principal office located in Santa Monica, California (the "Company"), and Lewis A. Halpert, an individual ("Employee").

                                    RECITALS

          WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of January 1, 1996, (the "Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

          WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Term of Employment and Salary.

                             AMENDMENT TO AGREEMENT

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of January 1, 1998 as follows:

1.   The term of this  Agreement is extended to December  31,  1999.  Therefore,
     Section 1(a) of the Agreement is amended such that the termination date of "December 31, 1997" is deleted and the termination date of "December 31, 1999" is inserted in lieu thereof.

2. Section l(b) is deleted in its entirety and the following is inserted in lieu thereof:

          l(b) A salary equal to $12,500 per month and a salary advanced against bonus earnings equal to $12,500 per month, payable on such basis as is the normal payment pattern of the Company.

3. Section 1(c) Exhibit B is deleted in its entirety and Exhibit C (attached) is inserted in lieu thereof.

     Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

          IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this  Second
Amendment as of the date first above written.

                                            "EMPLOYEE"

                                            /s/ Lewis A. Halpert
                                            --------------------
                                            Lewis A. Halpert

                                            "COMPANY"
                                            Kennedy-Wilson, Inc.,
                                            a Delaware corporation



                                            By:  /s/ William J. McMorrow
                                                 -----------------------
                                                 William J. McMorrow
                                                 Its Chief Executive Officer

                                    EXHIBIT C

                                   LEW HALPERT

1.  BASE COMPENSATION:

                  $12,500.00/mo.    Salary
                  $12,500.00/mo.    Non-repayable advance charged against bonus
                  $25,000.00/mo.    $300,000 annualized

To manage KW Properties Residential and Notes Division:

To manage KW Properties Residential Division:

         1. Find/buy properties;
         2. Secure financing;
         3. Oversee and manage:
               a) Legal
               b) Construction
               c) Marketing/Sales
               d) Closing
               e) Other matters incidental to success of deal

2.   BONUS (Based on Bonus Revenues Net Profits-see attached)

                  Net Profit                                  Bonus
                  0-$1,000,000                                15%
                  $1,000,001-$2,000,000                       20%
                  $2,000,001-Above                            25%

3. Lew will be awarded a commission percentage as procuring cause for commercial deals signed by the Company. Commission percentage will be based upon Lew's contribution to the deal and will be negotiated and agreed to at the time of the deal signing. Such commissions will be credited to his Bonus Revenues Net Profit for Bonus calculation. (See #2.)

4. Net Commissions earned by the Company on auctions for which Lew was procuring cause will be credited to his Bonus Revenues Net Profits for Bonus calculations. (See #2.)

                                   LEW HALPERT

                                      1997

                                  BONUS REVENUE

                                            % OF PROFITS FOR
DEAL                PROFITS                 BONUS POOL             BONUS REVENUE
----                -------                 ----------             -------------
TO BE DECIDED       TO BE DECIDED           TO BE DECIDED

Notes                                       25% of net income no
                                            cap (net profits less
                                            employee bonus)

Stuart Cramer                               100% net income (net
                                            profit less employee
                                            bonus)

Bill Cerone                                 100% net income (net
                                            profit less employee
                                            bonus)

Other                                       TBD


TOTAL:


Expenses:

   Compensation             $         (total salaries of all employees in dept.)
   CEO Allocation             120,000
   Barrington/Purdue Legal    100,000 (cap)
   Other                          TBD
   Corp. Overhead                 TBD
                              -------

   TOTAL                          TBD          (TBD)

                  NET PROFIT BONUS REVENUE:     TBD